MARCH 1, 2018

SUPPLEMENT TO

Hartford Quality Bond ETF

A SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST

PROSPECTUS

DATED NOVEMBER 28, 2017

This Supplement contains new and additional information and should be read in connection with your Prospectus.

A.	As of March 1, 2018, Cory D. Perry has been added as a member of the Hartford Quality Bond ETF’s (the “Fund”) portfolio management team. Accordingly, effective immediately, the Prospectus will be revised as follows:

1.	Under the heading “Management” in the summary section of the Prospectus, the following information will be added at the bottom of the “Portfolio Manager” table:

Portfolio Manager	Title	Involved with Fund Since
Cory D. Perry, CFA	Managing Director and Fixed Income Portfolio Manager	2017

2.	Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Quality Bond ETF” in the Prospectus, the following information will be added at the end of the section:

Cory D. Perry, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. Mr. Perry has been involved in portfolio management for the Fund since 2018 and securities analysis for the Fund since 2017. Mr. Perry joined Wellington Management as an investment professional in 2007.

3.	Under the heading “Additional Information Regarding Investment Strategies and Risks – More Information About Risks” in the Prospectus, the following row is added to the table of principal and additional risks:

✓ Principal Risk X Additional Risk	Corporate Bond ETF	Quality Bond ETF
Collateralized Loan Obligation Risk		X

1.	Under the heading “Additional Information Regarding Investment Strategies and Risks – More Information About Risks” in the Prospectus, the following paragraph is added as additional risk of the Fund:

Collateralized Loan Obligation Risk―Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

This Supplement should be retained with your Prospectus for future reference.

HV-7354ETF	March 2018